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                                                                    EXHIBIT 10.2

                         SYNCHRONOSS TECHNOLOGIES, INC.

                                 2000 STOCK PLAN

                           ADOPTED ON OCTOBER 27, 2000

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                                TABLE OF CONTENTS

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SECTION 1. ESTABLISHMENT AND PURPOSE.................................       1

SECTION 2. ADMINISTRATION............................................       1

   (a) Committees of the Board of Directors..........................       1
   (b) Authority of the Board of Directors...........................       1

SECTION 3. ELIGIBILITY...............................................       1

   (a) General Rule..................................................       1
   (b) Ten-Percent Stockholders......................................       1

SECTION 4. STOCK SUBJECT TO PLAN.....................................       2

   (a) Basic Limitation..............................................       2
   (b) Additional Shares.............................................       2

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES...................       2

   (a) Stock Purchase Agreement......................................       2
   (b) Duration of Offers and Nontransferability of Rights...........       2
   (c) Purchase Price................................................       2
   (d) Withholding Taxes.............................................       2
   (e) Restrictions on Transfer of Shares............................       3
   (f) Accelerated Vesting...........................................       3

SECTION 6. TERMS AND CONDITIONS OF OPTIONS...........................       3

   (a) Stock Option Agreement........................................       3
   (b) Number of Shares..............................................       3
   (c) Exercise Price................................................       3
   (d) Withholding Taxes.............................................       3
   (e) Exercisability................................................       4
   (f) Accelerated Exercisability....................................       4
   (g) Basic Term....................................................       4
   (h) Nontransferability............................................       4
   (i) No Rights as a Stockholder....................................       4
   (j) Modification, Extension and Assumption of Options.............       4
   (k) Restrictions on Transfer of Shares............................       4
   (l) Accelerated Vesting...........................................       5

SECTION 7. PAYMENT FOR SHARES........................................       5

   (a) General Rule..................................................       5
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                                       i

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
   (b) Surrender of Stock............................................       5
   (c) Services Rendered.............................................       5
   (d) Promissory Note...............................................       5
   (e) Exercise/Sale.................................................       6
   (f) Exercise/Pledge...............................................       6

SECTION 8. ADJUSTMENT OF SHARES......................................       6

   (a) General.......................................................       6
   (b) Mergers and Consolidations....................................       6
   (c) Reservation of Rights.........................................       7

SECTION 9. SECURITIES LAWS REQUIREMENTS..............................       7

SECTION 10. NO RETENTION RIGHTS......................................       7

SECTION 11. DURATION AND AMENDMENTS..................................       7

   (a) Term of the Plan..............................................       7
   (b) Right to Amend or Terminate the Plan..........................       7
   (c) Effect of Amendment or Termination............................       8

SECTION 12. DEFINITIONS..............................................       8

SECTION 13. EXECUTION................................................      11

                 SYNCHRONOSS TECHNOLOGIES, INC. 2000 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

          The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

          Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

          (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

          (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

          (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

          (b) TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

          (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 4,482,798 Shares, subject to adjustment pursuant to
Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 2,000,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

          (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

          (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Board of Directors shall determine the Purchase Price at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

          (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

          (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

          (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse with respect to the number of Shares that would vest over a twelve
(12) month period or, in the event a lesser number of Shares is then subject to such right, with respect to all remaining Shares, if:

          (i) the Company is subject to a Change in Control before the Purchaser's Service terminates; and

          (ii) the Purchaser is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

A Stock Purchase Agreement may also provide for accelerated vesting in the event of the Purchaser's death or disability or other events.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

          (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option to purchase newly issued Shares shall not be less than 30% of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in
Section 7.

          (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Board of Directors shall determine the exercisability provisions of a Stock Option Agreement at its sole discretion.

          (f) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

          (g) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. During the lifetime of the Optionee, only the Optionee or the Optionee's guardian or legal representative may exercise an Option. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (h) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

          (i) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

          (j) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

          (k) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, the number of an Optionee's Options that would become exercisable over a twelve (12) month period or, in the event a lesser number of Options have yet to become exercisable, all remaining Options, shall become exercisable if:

          (i) the Company is subject to a Change in Control before the Optionee's Service terminates; and

          (ii) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

     A Stock Option Agreement may also provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events.

          (l) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price (if any) upon termination of the Optionee's Service shall lapse with respect to the number of Shares that would vest over a twelve (12) month period or, in the event a lesser number of Shares is then subject to such right, with respect to all remaining Shares, if:

          (iii) the Company is subject to a Change in Control before the Optionee's Service terminates; and

          (iv) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

     A Stock Option Agreement may also provide for accelerated vesting in the event of the Optionee's death or disability or other events.

SECTION 7. PAYMENT FOR SHARES.

          (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this
Section 7.

          (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

          (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

          (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

          (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

          (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

          (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement shall provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

          (iv) The full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options; or

          (v) The settlement of the full value of such outstanding Options (whether or not then exercisable) in cash or cash equivalents, followed by the cancellation of such Options.

          (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

          Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

          Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

          (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

          (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

          (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b) "CAUSE" shall mean:

          (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company;

          (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States of any state thereof;

          (iii) gross negligence; or

          (iv) continued failure to perform reasonably assigned duties after receiving written notification from the Board of Directors.

The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

          (c) "CHANGE IN CONTROL" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

          (f) "COMPANY" shall mean SynchronOSS Technologies, Inc., a Delaware corporation.

          (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

          (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

          (k) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

               (i) the involuntary discharge of the Optionee or Purchaser by the Company (or Parent or Subsidiary) for reasons other than Cause; or

               (ii) the voluntary resignation of the Optionee or Purchaser following (A) any reduction in his or her annual base salary following a Change in Control or (B) a relocation following a Change in Control of the Optionee's or Purchaser's place of employment by more than 50 miles, provided and only if such change or relocation is effected by the Company without the Optionee's or Purchaser's consent.

          (l) "ISO" shall mean an employee incentive stock option as described in Section 422(b) of the Code.

          (m) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (n) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          (o) "OPTIONEE" shall mean a person who holds an Option.

          (p) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

          (q) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

          (r) "PLAN" shall mean this SynchronOSS Technologies, Inc. 2000 Stock Plan.

          (s) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

          (t) "PURCHASER" shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (u) "SERVICE" shall mean service as an Employee, Outside Director or Consultant of the Company.

          (v) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

          (w) "STOCK" shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

          (x) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee's Option.

          (y) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

          (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13. EXECUTION.

          To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                        SYNCHRONOSS TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                 SYNCHRONOSS TECHNOLOGIES, INC. 2000 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT

          You have been granted the following option to purchase shares of the Common Stock of Synchronoss Technologies, Inc. (the "Company"):

Name of Optionee:           <<Name>>

Total Number of Shares:     <<TotalShares>>

Type of Option:             <<ISO>> Incentive Stock Option (ISO)

                            <<NSO>> Nonstatutory Stock Option (NSO)

Exercise Price Per Share:   $<<PricePerShare>>

Date of Grant:              <<DateGrant>>

          Date Exercisable: This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional 1/48 of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:   <<VestComDate>>

Expiration Date:             <<ExpDate>>. This option expires
                             earlier if the Optionee's Service
                             terminates earlier, as provided in
                             Section 6 of the Stock Option
                             Agreement.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2000 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                               SYNCHRONOSS TECHNOLOGIES, INC.


                                        By:
-------------------------------------       ------------------------------------
<<Name>>                                Title:
                                               ---------------------------------

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD,

PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                 SYNCHRONOSS TECHNOLOGIES, INC. 2000 STOCK PLAN:
                             STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

          (a) OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

          (b) $100,000 LIMITATION. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under
Section 422(d) of the Code.

          (c) STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 13 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

          (a) EXERCISABILITY. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. In addition, this option shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) this option does not remain outstanding following the Change in Control, (iii) this option is not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

          (b) STOCKHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

          (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to
Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

          (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate(s) to be delivered to or upon the order of the person exercising this option.

          (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

          (a) CASH. All or part of the Purchase Price may be paid in cash or cash equivalents.

          (b) SURRENDER OF STOCK. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

          (c) EXERCISE/SALE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

          (d) EXERCISE/PLEDGE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

          (e) PROMISSORY NOTE. All or part of the Purchase Price may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 6. TERM AND EXPIRATION.

          (a) BASIC TERM. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

          (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (a) above;

               (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

               (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

          (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

               (i) The expiration date determined pursuant to Subsection (a) above; or

               (ii) The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

          (d) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

          (e) NOTICE CONCERNING ISO TREATMENT. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

               (i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

               (ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

               (iii) After the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

          (a) RIGHT OF FIRST REFUSAL. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed

Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

          (b) TRANSFER OF SHARES. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

          (c) ADDITIONAL OR EXCHANGED SECURITIES AND PROPERTY. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

          (d) TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this
Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

          (e) PERMITTED TRANSFERS. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee's Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee's Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

          (f) TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

               (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

               (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

               (c) Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER.

          (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee or a Transferee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

          (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

          (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (e) LEGENDS. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY

     WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12. MISCELLANEOUS PROVISIONS.

          (a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

          (b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

          (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery,
(ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or

(iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

          (d) ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

          (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13. DEFINITIONS.

          (a) "AGREEMENT" shall mean this Stock Option Agreement.

          (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

          (c) "CHANGE IN CONTROL" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

          (f) "COMPANY" shall mean Synchronoss Technologies, Inc., a Delaware corporation.

          (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (h) "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

          (i) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          (j) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (k) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

          (l) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

          (m) "IMMEDIATE FAMILY" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

          (n) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

          (o) "NOTICE OF STOCK OPTION GRANT" shall mean the document so entitled to which this Agreement is attached.

          (p) "NSO" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (q) "OPTIONEE" shall mean the person named in the Notice of Stock Option Grant.

          (r) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

          (s) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (t) "PLAN" shall mean the Synchronoss Technologies, Inc. 2000 Stock Plan, as in effect on the Date of Grant.

          (u) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

          (v) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 7.

          (w) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (x) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

          (y) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

          (z) "STOCK" shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

          (aa) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (bb) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

          (cc) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Shares described in Section 7.